Exhibit 13.1

CERTIFICATION OF LARS FRUERGAARD JØRGENSEN, CHIEF EXECUTIVE OFFICER OF NOVO NORDISK A/S, AND KARSTEN MUNK KNUDSEN, CHIEF FINANCIAL OFFICER OF NOVO NORDISK A/S, PURSUANT TO SECTION 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Novo Nordisk A/S (the "Company") on Form 20-F for the period ending December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify that to the best of our knowledge:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 31, 2024

/s/ Lars Fruergaard Jørgensen	/s/ Karsten Munk Knudsen
Lars Fruergaard Jørgensen President and chief executive officer	Karsten Munk Knudsen Executive vice president and chief financial officer

Novo Nordisk A/S        Novo Allé                        Telephone:            Internet:
            2880 Bagsværd                    +45 4444 8888        www.novonordisk.com
            Denmark                                    CVR Number:
                                                24 25 67 90